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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  September 26, 2002


               Bear Stearns Commercial Mortgage Securities, Inc.

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                                    333-86366                              13-3411414
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(State or Other Jurisdiction                (Commission                        (IRS Employer
of Incorporation)                           File Number)                       Identification No.)



245 Park Avenue, New York, NY                                                     10167
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(Address of Principal Executive Offices)                                        (Zip Code)


Registrant's telephone number, including area code  (212) 272-2000
                                                    --------------


         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
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It is expected that during October 2002, a single series of certificates, entitled, Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PBW1 (the "Certificates"), be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc. as a Master Servicer and as RREEF Textron Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, ARCap Special Servicing, Inc. as General Special Servicer, Wells Fargo Bank Minnesota, National Association as Certificate Administrator and as Tax Administrator, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as RREEF Textron B-Note Holder. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-86366) and sold to Bear, Stearns & Co. Inc., ("BSCI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") and Wells Fargo Brokerage Services, LLC ("WFBS", and together with BSCI, and MLPFS, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, BSCI has advised the Registrant that it has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by BSCI. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

          Not applicable.

(b)  Pro forma financial information:
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          Not applicable.

(c)  Exhibits:
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Exhibit No.    Description

99.1           ABS Term Sheets prepared by Bear, Stearns & Co. Inc.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   September 30, 2002


                                       BEAR STEARNS COMMERCIAL MORTGAGE
                                       SECURITIES INC.
                                            By: /s/ Michael A. Forastiere
                                               --------------------------
                                            Name:  Michael A. Forastiere
                                            Title: Vice President


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                                 EXHIBIT INDEX

     The following exhibits are filed herewith:



Exhibit No.
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99.1           ABS Term Sheets prepared by Bear, Stearns & Co. Inc.





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